Exhibit 10.1

Execution Version

NOTE TERMINATION AGREEMENT

This Note Termination Agreement (this “Agreement”) is made and entered into as of August 17, 2020 by and among Chinook Therapeutics U.S., Inc., a Delaware corporation (the “Company”), the parties listed in Exhibit A (each, individually, an “Investor” and collectively, the “Investors”), and Aduro Biotech, Inc., a Delaware corporation (“Parent”). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Note Purchase Agreement (as defined below).

RECITALS

A.    WHEREAS, as a condition to Parent’s entry into the Agreement and Plan of Merger and Reorganization, dated as of June 1, 2020, by and among Parent, Aspire Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company (the “Merger Agreement”), the Company and the Investors previously entered into the Note Purchase Agreement, dated as of June 1, 2020 (the “Note Purchase Agreement”).

B.    WHEREAS, Parent, Merger Sub and the Company desire to amend the Merger Agreement and are entering into that certain Amendment to Agreement and Plan of Merger and Reorganization (the “Merger Agreement Amendment,” together with the Merger Agreement, the “Amended Merger Agreement”), pursuant to which the requirement to enter into the Note Purchase Agreement shall be terminated, cancelled, and exchanged with a requirement to enter into that certain Subscription Agreement, dated as of the date hereof, between the Company, the Investors and certain other purchasers thereto (the “Subscription Agreement”).

C.    WHEREAS, Section 6.8 of the Note Purchase Agreement provides that, the Note Purchase Agreement may be amended or waived only with the written consent of (i) the Company, (ii) the holders of Notes representing at least a majority of the aggregate Principal Balances and (iii) Parent (collectively, the “Requisite Approval”).

D.    WHEREAS, in accordance with the provisions of the Amended Merger Agreement and the Note Purchase Agreement, the Investors constituting the Requisite Approval and the Company desire to terminate, cancel and extinguish the Note Purchase Agreement, contingent upon and effective as of immediately prior to the execution of the Subscription Agreement by the Company and the Investors.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, covenants and mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Termination of Note Purchase Agreement. The undersigned, comprising the Requisite Approval, agree that, contingent upon and effective as of immediately prior to the execution of the Subscription Agreement by the Company and the Investors (the “Effective Time”), the Note Purchase Agreement shall be terminated, cancelled and extinguished in its entirety in for no additional consideration.

2.    Release; Authority and Ownership. Contingent and effective upon the termination of the Note Purchase Agreement, Investor hereby releases, waives and forever discharges the Company from all right, title and interest that Investor has or may have in, to or under the Note Purchase Agreement and any and all claims, demands, damages, debts, liabilities, obligations, costs, expenses, actions and causes of action related thereto. Investor represents to Company that Investor has not been issued a Note pursuant to the Note Purchase Agreement. Each of the parties represents and warrants that such party possesses full right, power and authority to enter into this Agreement without any violation of, or conflict with, the rights of any third party.

3.    Miscellaneous.

(a)    Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

(b)    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of Delaware without reference to such state’s principles of conflicts of law.

(c)    Counterparts; Facsimile Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile or by email in portable document format (.pdf), and delivery of the signature page by either such method will be deemed to have the same effect as if the original signature had been delivered to the other parties.

(d)    Further Assurances. Each party to this Agreement agrees to execute any instrument, to take any other action and to give any further assurances that the Investors reasonably requests to terminate any right, title or interest such party may have in the Note Purchase Agreement.

(e)    Amendment; Waiver. Subject to the provisions of applicable law, the parties hereto may amend this Agreement at any time pursuant to an instrument in writing signed on behalf of each of the parties hereto.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement all as of the date first above written.

THE COMPANY

CHINOOK THERAPEUTICS U.S., INC.

By:	/s/ Eric Dobmeier
Name:	Eric Dobmeier
Title:	President and Chief Executive Office

[SIGNATURE PAGE TO NOTE TERMINATION AGREEMENT]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement all as of the date first above written.

PARENT

ADURO BIOTECH, INC.

By:	/s/ Stephen T. Isaacs
Name:	Stephen T. Isaacs
Title:	Chairman, President and CEO

[SIGNATURE PAGE TO NOTE TERMINATION AGREEMENT]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement all as of the date first above written.

THE INVESTORS:

INVESTOR NAME: Samsara BioCapital, L.P.

By:	/s/ Srini Akkaraju
Name:	Srini Akkaraju
Title:

[SIGNATURE PAGE TO NOTE TERMINATION AGREEMENT]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement all as of the date first above written.

THE INVESTORS:

INVESTOR NAME:
Apple Tree Partners IV, L.P.
By: ATP III GP, Ltd., its General Partner

By:	/s/ Seth L. Harrison
Name:	Seth L. Harrison
Title:	Director

[SIGNATURE PAGE TO NOTE TERMINATION AGREEMENT]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement all as of the date first above written.

THE INVESTORS:

INVESTOR NAME:
Versant Venture Capital VII, L.P.
By:	Versant Ventures VII GP, L.P.
By:	Versant Ventures VII GP-GP, LLC

By:	/s/ Jerel C. Davis
Name:	Jerel C. Davis
Title:	Managing Director

Versant Voyageurs I Parallel, L.P.

By: Versant Voyageurs I GP, L.P.

By: Versant Ventures VI GP, L.P.

By: Versant Ventures VI GP-GP, LLC

By:	/s/ Jerel C. Davis
Name:	Jerel C. Davis
Title:	Managing Director

Versant Voyageurs I, L.P.
By: Versant Voyageurs I GP Company

By:	/s/ Jerel C. Davis
Name:	Jerel C. Davis
Title:	Director

[SIGNATURE PAGE TO NOTE TERMINATION AGREEMENT]

EXHIBIT A

Investors

Versant Venture Capital VII

One Sansome Street, Suite 3630

San Francisco, CA 94104

Versant Voyageurs I

One Sansome Street, Suite 3630

San Francisco, CA 94104

Versant Voyageurs I Parallel

One Sansome Street, Suite 3630

San Francisco, CA 94104

Apple Tree Partners IV, L.P.

230 Park Avenue, Suite 2800

New York, New York 10169

Samsara BioCapital, L.P.

628 Middlefield Road

Palo Alto, CA 94301